                                                                     EXHIBIT 4.1

[LOGO]                           HINES [LOGO]                             [LOGO]
                              HORTICULTURE, INC.

INCORPORATED UNDER THE                                 SEE REVERSE FOR CERTAIN
 LAWS OF THE STATE OF                                       DEFINITIONS
     DELAWARE                                             CUSIP 433245 10 7


 This Certifies that




is the record holder is


    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE OF

============================HINES HORTICULTURE, INC=============================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

  WITNESS the facsimile signatures of the duly authorized officers of the Corporation.

  Dated:

             [SIGNATURE ILLEGIBLE]                   [SIGNATURE ILLEGIBLE]

                SECRETARY                           PRESIDENT AND CHIEF
                                                     EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED
      AMERICAN STOCK TRANSFER & TRUST COMPANY
                                  TRANSFER AGENT AND REGISTRAR


BY
                                   AUTHORIZED SIGNATURE

THE SHARES REPRESENTED BY THIS STOCK CERTIFICATE ARE SUBJECT TO TRANSFER RESTRICTIONS SET FORTH IN ARTICLE V OF THE CORPORATION'S CERTIFICATE OF INCORPORATION. ARTICLE V IS INCORPORATED BY REFERENCE HEREIN AS THOUGH FULLY SET FORTH. REFERENCE IS MADE TO ARTICLE V FOR THE COMPLETE TERMS AND CONDITIONS UPON WHICH THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED. GENERALLY,
ARTICLE V PROHIBITS ANY RECORD OR BENEFICIAL HOLDER OF THE SHARES REPRESENTED BY THIS CERTIFICATE FROM TRANSFERRING ALL OR ANY PART OF THE HOLDER'S INTEREST IN SUCH SHARES TO ANY TRANSFEREE TO THE EXTENT SUCH TRANSFER, IF EFFECTIVE, WOULD, AS A RESULT OF THE STATUS OF THE TRANSFEREE, RENDER ANY PORTION OF THE LANDHOLDINGS OF THE CORPORATION OR ANY OF ITS SUBSIDIARIES INELIGIBLE TO RECEIVE IRRIGATION WATER UNDER APPLICABLE U.S. FEDERAL RECLAMATION LAWS AND REGULATIONS, OR CAUSE THE TRANSFEREE TO BE SUBJECT TO THE REPORTING, CERTIFICATION OR INFORMATION REQUIREMENTS UNDER SUCH LAWS AND REGULATIONS. A PURPORTED TRANSFER OF AN INTEREST IN THE SHARES REPRESENTED BY THIS CERTIFICATE IN VIOLATION OF
ARTICLE V SHALL BE NULL AND VOID, AND THE PURPORTED TRANSFEREE SHALL HAVE NO RIGHTS WITH RESPECT THERETO. ARTICLE V EMPOWERS THE CORPORATION TO ENFORCE
ARTICLE V IN THE EVENT OF A PURPORTED TRANSFER IN VIOLATION THEREOF. AMONG OTHER THINGS, THE CORPORATION MAY REQUIRE THE SALE OF SHARES PURPORTEDLY TRANSFERRED IN VIOLATION OF ARTICLE V (OR OTHER SHARES OF THE CORPORATION), AND THE PURPORTED TRANSFEREE SHALL NOT BE ENTITLED TO RECEIVE OUT OF THE PROCEEDS OF SUCH SALE (LESS CERTAIN EXPENSES) MORE THAN THE AMOUNT PAID BY SUCH PURPORTED TRANSFEREE FOR SUCH SHARES AND SHALL BE REQUIRED TO RETURN ANY DIVIDENDS OR DISTRIBUTIONS ON SUCH SHARES. THE SECRETARY OF THE CORPORATION WILL PROVIDE A COPY OF ARTICLE V TO ANY STOCKHOLDER OF THE CORPORATION UPON WRITTEN REQUEST.

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION OF THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM - as tenants in common                            UNIF GIFT MIN ACT - ..............Custodian................
     TEN ENT - as tenants by ????                                                     (Cust)                (Minor)
     JT TEN  - as joint tenants with right of                                      under Uniform Gifts to Minors
               survivorship and not as tenants                                      Acts...................................
               in common                                                                        (Signs)
                                                               UNIF TRF MIN ACT - ............. Custodian (Until age.....)
                                                                                     (Cust)
                                                                                   ................Under Uniform Transfers
                                                                                       (Minor)
                                                                                   to Minors Act..........................
                                                                                                        (State)


    Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED.___________________hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
_________________________________________

_________________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________________


                                      X ________________________________________

                                      X ________________________________________
                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME(S) AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By____________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOANS ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17AD-16.